EXHIBIT 10.1

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT (the “Amendment”) to the Registration Rights Agreement is made and entered into as of November 12, 2008, by and among ISCO International, Inc., a Delaware corporation (the “Company”), Alexander Finance, L.P., an Illinois limited partnership (“Alexander”), and Manchester Securities Corp., a New York corporation (“Manchester”).

W I T N E S S E T H:

WHEREAS, on August 18, 2008, the Company, Alexander, and Manchester entered into that certain Registration Rights Agreement (the “Registration Rights Agreement”); and

WHEREAS, the parties desire to amend the Registration Rights Agreement to provide for certain changes as more fully set forth herein.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the covenants and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.  All capitalized terms used herein and not defined or amended herein shall have the meanings ascribed to them in the Registration Rights Agreement.

2. Amendments.  The parties hereby agree to amend the Registration Rights Agreement as follows:

a)	Replace Section 2(a)(i) in its entirety with the following:

“But in any event before June 1, 2009, prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into a Form S-3 as soon as Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities and, to the extent practicable, no other securities (the “Registration Statement”), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers the resale of such indeterminate number of additional shares of Common Stock as may be issued upon conversion of the Notes by reason of stock splits, stock dividends or similar transactions.  The number of shares of Common Stock initially included in such Registration Statement shall be no less than 15,000,000 and the Company shall amend such Registration Statement or file additional Registration Statements to cover the number of additional shares of Common Stock that may be issued or issuable pursuant to the terms of the Notes in the event that the number of shares of Common Stock initially registered is insufficient.  Nothing in the preceding sentence will limit the Company’s obligations to reserve shares of Common Stock pursuant to Section 3(d) of the Notes.  Thereafter the Company shall use its best efforts to cause such Registration Statement and other filings to be declared effective as soon as possible, and in any event before September 1, 2009 (or, if the SEC elects to review the Registration Statement, before November 1, 2009) (the “Effectiveness Deadline”).  Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date.

Notwithstanding the foregoing, at any time after March 31, 2009, either Lender may demand by written notice to the Company (a “Demand Notice”), that the Company prepare and file the Registration Statement as soon as possible following the date of the Demand Notice (the “Demand Date”), but not later than the date that is 30 days following the Demand Date (which date may be earlier than June 1, 2009).  Thereafter, the Company shall use its best efforts to cause the Registration Statement to be declared effective as soon as possible, but not later than 60 days from the Demand Date (the “Demand Effectiveness Deadline”).”

b)	Replace Section 2(b)(i)(A) in its entirety with the following:

“In the event that such Registration Statement has not been declared effective by the Effectiveness Deadline or the Demand Effectiveness Deadline as applicable, or the Company at any time fails to issue unlegended Registrable Securities to the extent required by Article 5 of the Loan Agreement, then the Company shall pay each Holder (other than (i) in the case of a Registration Statement not declared effective, a Holder of Registrable Securities that the Company could exclude from registration in accordance with Section 9 and (ii) in the case of a failure to issue unlegended certificates in accordance with the Loan Agreement, a Holder that is not a party to, including as a permitted assignee bound to, the Loan Agreement) a Monthly Delay Payment (as defined below) with respect to each successive 30-day period (or portion thereof appropriately prorated) thereafter that effectiveness of the Registration Statement is delayed or failure to issue such unlegended Registrable Securities persists.”

c)	Replace Section 2(b)(ii)(A) in its entirety with the following:

“In the event that the Company fails, refuses or for any other reason is unable to cause the Registrable Securities covered by the Registration Statement to be listed (subject to issuance) with the Principal Market (as defined in the Notes) at all times during the period (“Listing Period”) from the date (“Effectiveness Commencement Date”) which is the earlier of the effectiveness of the Registration Statement and September 1, 2009 (or, if the SEC elects to review the Registration Statement, November 1, 2009) until such time as the registration period specified in Section 5 terminates, then the Holder shall have available the remedies set forth in Section 4(b) of the Notes.”

3.           Entire Agreement; Amendment.  This Registration Rights Agreement, as amended hereby, together with the Loan Agreement, the Notes and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties.

4.           Governing Law.  This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, without regard to choice of laws principles.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

6.           Full Force and Effect.  Except as specifically modified or amended by the terms of this Amendment, the Registration Rights Agreement and all provisions contained therein are, and shall continue, in full force and effect.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

ISCO INTERNATIONAL, INC.

By: /s/ Gary Berger
Name: Gary Berger
Its:           Chief Financial Officer

ALEXANDER FINANCE, L.P.

By: /s/ Bradford T. Whitmore
Name: Bradford T. Whitmore
 President, Bun Partners, Inc.
Its:           General Partner

MANCHESTER SECURITIES CORPORATION

By: /s/ Elliot Greenberg
Name:      Elliot Greenberg
Its:           Vice President

[Signature Page to First Amendment to Registration Rights Agreement]